                                                                      EXHIBIT 21



                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                           Discover Card Trust 1993 B

                    ----------------------------------------

                                   CREDIT CARD

                            PASS-THROUGH CERTIFICATES

                    ----------------------------------------


     Under the Pooling and Servicing Agreement dated as of Feb. 1, 1993 (the "Agreement") by and among Greenwood Trust Company (the "Servicer"), Discover Receivables Financing Group and Wilmington Trust Company, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the distribution of April 15, 1999, and with respect to the performance of the Trust during the Due Period ended in March 31, 1999, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Class A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.

     Information Regarding the Current Monthly Distribution (stated on the basis of $1,000 original principal amount).



1.   The total amount of the distribution to Class A
     Certificateholders on April 15, 1999, per $1,000
     interest .................................................   $  0.000000000

2.   The total amount of the distribution to Class B
     Certificateholders on April 15, 1999, per $1,000
     interest .................................................   $  0.000000000

3.   The amount of the distribution set forth in paragraph 1
     above in respect of interest on the Class A Certificates,
     per $1,000 interest ......................................   $  0.000000000

4.   The amount of the distribution set forth in paragraph 2
     above in respect of interest on the Class B Certificates,
     per $1,000 interest ......................................   $  0.000000000

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
5.   The amount of the distribution set forth in paragraph 1
     above in respect of principal on the Class A Certificates,
     per $1,000 interest ......................................   $  0.000000000

6.   The amount of the distribution set forth in paragraph 2
     above in respect of principal on the Class B Certificates,
     per $1,000 interest ......................................   $  0.000000000


Information Regarding the Performance of the Trust.

1. Collections of Receivables.

  (a)   The aggregate amount of Finance Charge Collections
        processed during the related Due Period ...............   $ 4,492,217.29

  (b)   The aggregate amount of Principal Collections processed
        during the related Due Period .........................   $63,534,147.33

  (c)   The aggregate amount of Finance Charge Collections
        processed during the related Due Period which was
        allocated in respect of the Investor Certificates .....   $ 3,678,227.52

  (d)   The aggregate amount of Principal Collections processed
        during the related Due Period which was allocated in
        respect of the Investor Certificates ..................   $51,303,823.96

  (e)   The aggregate amount of Finance Charge Collections
        processed during the related Due Period which was
        allocated in respect of the Class A Certificates ......   $ 3,344,006.55

  (f)   The aggregate amount of Principal Collections processed
        during the related Due Period which was allocated in
        respect of the Class A Certificates ...................   $46,640,417.55

  (g)   The aggregate amount of Finance Charge Collections
        processed during the related Due Period which was
        allocated in respect of the Class B Certificates ......   $   334,220.97

  (h)   The aggregate amount of Principal Collections processed
        during the related Due Period which was allocated in
        respect of the Class B Certificates ...................   $ 4,663,406.41

  (i)   The aggregate amount of Finance Charge Collections
        processed during the related Due Period which was
        allocated in respect of the Seller Certificate ........   $   813,989.77

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
  (j)   The aggregate amount of Principal Collections processed
        during the related Due Period which was allocated in
        respect of the Seller Certificate .....................  $ 12,230,323.37


2. Principal Receivables in the Trust; Principal Funding Account.

  (a)   The aggregate amount of Principal Receivables in the
        Trust as of the end of the Due Period ended in March
        31, 1999 (which reflects the Principal Receivables
        represented by the Seller Certificate and the Investor
        Certificates) ........................................   $304,313,965.89

  (b)   The amount of Principal Receivables in the Trust
        represented by the Class A Certificates (the "Class A
        Interest") as of the Due Period Ended in
        March 31, 1999.........................................  $191,666,666.66

  (c)   The amount of Principal Receivables in the Trust
        represented by the Class B Certificates (the "Class B
        Interest") as of the Due Period Ended in
        March 31, 1999.........................................  $ 23,000,000.00

  (d)   The Class A Interest and the Class B Interest set forth
        in paragraph 2 (b) and 2 (c) above as a percentage of
        the aggregate amount of Principal Receivables set forth
        in paragraph 2 (a) above ..............................            70.54%

  (e)   The Class A Interest set forth in paragraph 2 (b) above
        as a percentage of the aggregate amount of Principal
        Receivables set forth in paragraph 2 (a) above ........            62.98%

  (f)   The Class B Interest set forth in paragraph 2 (c) above
        as a percentage of the aggregate amount of Principal
        Receivables set forth in paragraph 2 (a) above ........             7.56%

  (g)   The Aggregate Invested Amount as of the end of the
        current Distribution Date .............................  $253,000,000.00

  (h)   The Invested Amount as of the end of the current
        Distribution Date with respect to the Class A
        Certificates ..........................................  $230,000,000.00

  (i)   The Invested Amount as of the end of the current
        Distribution Date with respect to the Class B
        Certificates ..........................................  $ 23,000,000.00

  (j)   The total amount to be deposited into the Principal
        Funding Account in respect of Principal Collections on
        such Distribution Date ................................  $ 19,166,666.67

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
  (k)   The amount of the deposit referred to in paragraph 2(j)
        which was allocated in respect of the Class A
        Certificates ..........................................   $19,166,666.67

  (l)   The amount of the deposit referred to in paragraph 2(j)
        into the Principal Funding Account on such Distribution
        Date which was allocated in respect of the Class B
        Certificates ..........................................   $         0.00

  (m)   The total amount on deposit in the Principal Funding
        Account on such Distribution Date (after giving effect
        to the deposit referred to in paragraph 2(j)...........   $38,333,333.34

  (n)   The total amount on deposit in the Principal Funding
        Account on such Distribution Date for the benefit of
        the Class A Certificates (after giving effect to the
        deposit referred to in paragraph 2(k)..................   $38,333,333.34

  (o)   The total amount on deposit in the Principal Funding
        Account on such Distribution Date for the benefit of
        the Class B Certificates (after giving effect to the
        deposit referred to in paragraph 2(l)..................   $         0.00

  (p)   The total amount of Investment Income since the last
        Distribution Date .....................................   $    81,048.92

  (q)   The total amount of Investment Income since the last
        Distribution Date in respect of the Class A
        Certificates ..........................................   $    81,048.92

  (r)   The total amount of Investment Income since the last
        Distribution Date in respect of the Class B
        Certificates ..........................................   $         0.00

  (s)   The Deficit Accumulation Amount (after giving effect to
        the deposit referred in paragraph 2(j).................   $         0.00

3. Interest Funding Account.

  (a)   The total amount to be deposited into the Interest
        Funding Account in respect of Certificate Interest on
        such Distribution Date ................................   $ 1,429,833.33

  (b)   The amount of Certificate Interest to be deposited into
        the Interest Funding Account on such Distribution Date
        in respect of the Class A Certificates ................   $ 1,293,750.00

  (c)   The amount of Certificate Interest to be deposited into
        the Interest Funding Account on such Distribution Date
        in respect of the Class B Certificates ................   $   136,083.33

  (d)   The total amount on deposit in the Interest Funding
        Account in respect of Certificate Interest on such
        Distribution Date (after giving effect to the deposit
        referred to in paragraph 3(a) .........................   $ 2,859,666.66

  (e)   The total amount of Certificate Interest on deposit in
        the Interest Funding Account on such Distribution Date
        in respect of the Class A Certificates (after giving
        effect to the deposit referred to in paragraph 3(b)....   $ 2,587,500.00

  (f)   The total amount of Certificate Interest on deposit in
        the Interest Funding Account on such Distribution Date
        in respect of the Class B Certificates (after giving
        effect to the deposit referred to in paragraph 3(c)....   $   272,166.66


4. Investor Charged-Off Amount.

  (a)   The aggregate amount of Receivables charged-off as
        uncollectible during the Due Period ended in March
        31, 1999 allocable to the Investor Certificates (the
        "Investor Charged-Off Amount") ........................   $   929,121.24

  (b)   The aggregate amount of Receivables charged-off as
        Uncollectible during the Due Period ended in March 31,
        1999 allocable to the Class A Certificates (the "Class A
        Charged-Off Amount") ..................................   $   837,780.57

  (c)   The sum of (i) the aggregate amount of Receivables
        charged-off as uncollectible during the Due Period
        ended in March 31, 1999 allocable to the Class B Certi-
        ficates and (ii) the sum of (a) the positive
        difference, if any, between the Class B Subordinated
        Payment and Class B Finance Charge Collections (less
        Class B Excess Servicing) and (b) the amount by which
        the Investor Interest for the Class B Certificates is
        reduced pursuant to subsection 4.03(c) (i)(C) (the
        "Class B Charged-Off Amount") .........................   $   754,725.59

  (d)   The Cumulative Class A Charged-Off Amount on April 15,
        1999 ..................................................   $         0.00

  (e)   The Cumulative Class B Charged-Off Amount on April 15,
        1999 ..................................................   $         0.00

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
5. Investor losses; Reimbursement of Charge-Offs.

  (a)   The amount of Class A Investor Loss, as defined in
        Section 4.06 (b) of the Agreement, during the Due
        Period ended in March 31, 1999 ........................   $         0.00

  (b)   The amount of Class B Investor Loss, as defined in
        Section 4.06 (b) of the Agreement, during the Due
        Period ended in March 31, 1999 ........................   $         0.00

  (c)   The amount of Class A Investor Loss set forth in
        Paragraph 5 (a) above, per $1,000 interest (which will
        have the effect of reducing, pro rata, the amount of
        each Class A Certificateholder's investment) ..........   $  0.000000000

  (d)   The amount of Class B Investor Loss set forth in
        Paragraph 5 (b) above, per $1,000 interest ( which will
        have the effect of reducing, pro rata, the amount of
        each Class B Certificateholder's investment) ..........   $  0.000000000

  (e)   The total amount reimbursed to the Trust in the current
        month pursuant to Section 4.06 (c) of the Agreement, if
        any, in respect of Class A Investor Losses in prior
        months ................................................   $         0.00

  (f)   The total amount reimbursed to the Trust in the current
        month pursuant to Section 4.06 (c) of the Agreement, if
        any, in respect of Class B Investor Losses in prior
        months ................................................   $         0.00

  (g)   The amount set forth in paragraph 5 (e) above, per
        $1,000 interest (which will have the effect of
        increasing, pro rata, the amount of each Class A
        Certificateholder's investment)........................   $  0.000000000

  (h)   The amount set forth in paragraph 5 (f) above, per
        $1,000 interest (which will have the effect of
        increasing, pro rata, the amount of each Class B
        Certificateholder's investment)........................   $  0.000000000

  (i)   The aggregate amount of Class A Investor Losses in the
        Trust as of the end of the day on April 15, 1999.......   $         0.00

  (j)   The aggregate amount of Class B Investor Losses in the
        Trust as of the end of the day on April 15, 1999.......   $         0.00

  (k)   The amount set forth in paragraph 5 (i) above, per
        $1,000 interest (which will have had the effect of
        reducing, pro rata, the amount of Class A
        Certificateholder's investment) .......................   $  0.000000000

  (l)   The amount set forth in paragraph 5 (j) above, per
        $1,000 interest (which will have had the effect of
        reducing, pro rata, the amount of Class B
        Certificateholder's investment)........................   $  0.000000000


6. Investor Servicing Fee.

  (a)   The amount of the Class A Monthly Servicing Fee payable
        by the Trust to the Servicer for the month of March 31,
        1999 ..................................................   $   351,402.23

  (b)   The amount of the Class B Monthly Servicing Fee payable
        by the Trust to the Servicer for the month of March 31,
        1999 ..................................................   $    38,312.32


7. Available Subordinated Amount.

  (a)   The amount available to be applied pursuant to Sections
        4.03 (c) (i) (B) and (C) of the Agreement as of the end
        of the day on April 15, 1999 ..........................   $23,000,000.00


  (b)   The amount set forth in paragraph 7(a) above as a
        percentage of the Class A Interest.....................            12.00%


8. Available Class B Credit Enhancement Amount.

  (a)   The amount available to be drawn under the Class B
        Credit Enhancement pursuant to Sections 4.03 (c) (i)
        (G) and (H) of the Agreement as of the end of the day
        on April 15, 1999......................................   $12,650,000.00

  (b)   The amount set forth in paragraph 8(a) above as a
        percentage of the Class B Interest.....................            55.00%

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
9.   The Pool Factor.

     The Pool Factor represents the ratio of the amount of the
     Class A Invested amount as of the end of the day on April
     15, 1999 to the amount of the Class A Invested Amount as
     of the Closing Date. The amount of a Class A
     Certificateholder's pro rata share of the Class A Invested
     Amount can be determined by multiplying the original
     denomination of the Class A Certificateholder's
     Certificate by the Pool Factor ...........................       1.00000000

     The Pool Factor represents the ratio of the amount of the
     Class B Invested amount as of the end of the day on April
     15, 1999 to the amount of the Class B Invested Amount as
     of the Closing Date. The amount of a Class B
     Certificateholder's pro rata share of the Class B Invested
     Amount can be determined by multiplying the original
     denomination of the Class B Certificateholder's
     Certificate by the Pool Factor ...........................       1.00000000


10.  The aggregate outstanding balance of Receivables that were delinquent by 30 to 59 days as of the close of business on the last day of the Due Period related to such
     Distribution Date ........................................   $ 5,809,930.50


11.  The aggregate outstanding balance of Receivables that were delinquent by 60 days or more as of the close of business
     on the last day of the Due Period related to such
     Distribution Date ........................................   $ 9,121,501.69


                       Greenwood Trust Company as Servicer

                                        By: ______________________________
                                        Title: Vice President, Chief
                                        Accounting Officer & Treasurer

                          MONTHLY SERVICER CERTIFICATE

                           DISCOVER CARD TRUST 1993 B

                           --------------------------

                                   CREDIT CARD

                            PASS-THROUGH CERTIFICATES

                           --------------------------



     The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of Feb. 1, 1993 (the "Pooling and Servicing Agreement") by and among Greenwood, Discover Receivables Financing Group Inc and Wilmington Trust Company, does hereby certify as follows:


  1.    Greenwood is Servicer under the Pooling and Servicing
        Agreement.

  2.    The undersigned is a Servicing Officer.

  3.    The aggregate amount of Collections processed during
        the related Due Period was equal to ...................   $68,026,364.62

  4.    The aggregate amount of Class A Principal Collections
        processed by the Servicer during the related Due Period
        is equal to ...........................................   $46,640,417.55

  5.    The aggregate amount of the Class A Finance Charge
        Collections processed by the Servicer during the
        related Due Period is equal to ........................   $ 3,344,006.55

  6.    The sum of all amounts payable to the Class A
        Certificateholders on the current Distribution Date is
        equal to ..............................................   $         0.00

  7.    The aggregate amount of Class B Principal Collections
        processed by the Servicer during the related Due Period
        is equal to ...........................................   $ 4,663,406.41

  8.    The aggregate amount of the Class B Finance Charge
        Collections processed by the Servicer during the
        related Due Period is equal to ........................   $   334,220.97

  9.    The amount of drawings under the Class B Credit
        Enhancement required to be made on the

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
        succeeding Drawing Date pursuant to
        (a)  Section 4.03(c)(i)(G) is equal to.................  $          0.00
        (b)  Section 4.03(c)(i)(H) is equal to.................  $          0.00
        (c)  Section 4.05 is equal to..........................  $          0.00

  10.   The sum of all amounts payable to the Class B
        Certificateholders on the current Distribution Date is
        equal to ..............................................  $          0.00

  11.   The total amount to be deposited in the Principal
        Funding Account on the related Distribution Date is
        equal to ..............................................  $ 19,166,666.67

  12.   The total amount on deposit in the Principal Funding
        Account (after giving effect to the deposit referred to
        in Item 11 above) will be equal to ....................  $ 38,333,333.34

  13.   The total amount to be deposited in the Interest
        Funding Account on the related Distribution Date is
        equal to ..............................................  $  1,429,833.33

  14.   The total amount on deposit in the Interest Funding
        Account (after giving effect to the deposit referred to
        in Item 13 above) will be equal to.....................  $  2,859,666.66

  15.   The Invested Amount as of the end of the current
        Distribution Date .....................................  $253,000,000.00

        (a)  for the Class A Certificateholders will be equal
             to ...............................................  $230,000,000.00

        (b)  for the Class B Certificateholders will be equal
             to ...............................................  $ 23,000,000.00

  16. Attached hereto is a true copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee pursuant to section
        5.02.


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this day of April 15, 1999



                                        GREENWOOD TRUST COMPANY, as Servicer

                                        By: ______________________________
                                        Title: Vice President, Chief
                                        Accounting Officer & Treasurer